UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2020

Annual Report

to Shareholders

DWS RREEF Real Assets Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
15	Consolidated Portfolio Summary
17	Consolidated Investment Portfolio
25	Consolidated Statement of Assets and Liabilities
27	Consolidated Statement of Operations
28	Consolidated Statements of Changes in Net Assets
29	Consolidated Financial Highlights
36	Notes to Consolidated Financial Statements
50	Report of Independent Registered Public Accounting Firm
52	Information About Your Fund’s Expenses
54	Tax Information
55	Liquidity Risk Management
56	Advisory Agreement Board Considerations and Fee Evaluation
61	Board Members and Officers
65	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF Real Assets Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

DWS RREEF Real Assets Fund	|	3

Letter to Shareholders

Dear Shareholder:

While the economy isn’t expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. As of mid-May, U.S. markets have moved from panic mode back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. Stocks have become even more appealing for the medium to long term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — perfectly positions us to make strategic and tactical decisions. Those insights are updated frequently and are always available on the ‘Insights’ section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS RREEF Real Assets Fund

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Investment Process

The investment process starts with top-down allocations to each of the underlying real assets categories, and then continues with allocations to the subsectors within each category. Portfolio management then monitors the current economic environment and reviews the real assets category and subsector allocations. Investment positions are adjusted on an ongoing basis based upon portfolio management’s macro views in an effort to increase returns through tactical allocations. Within each of the subsectors, portfolio management values each individual security and uses the relative attractiveness of each to select the best investments to fill the subsector allocations defined by the top-down allocation process. The portfolio is continuously monitored for risk management purposes.

Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process when making investment decisions.

Class A shares of DWS RREEF Real Assets Fund returned –11.51% in the 12 months ended March 31, 2020, outperforming the –18.20% return of the custom blended benchmark. In managing the Fund, we combine top-down analysis and bottom-up company research to invest in global real estate investment trusts (REITs), global infrastructure stocks, commodities (both futures and equities) and Treasury Inflation Protected Securities (TIPS).

The 12-month period was an unusual time in that the negative returns for most asset classes were concentrated into a very narrow window from mid-February to mid-March 2020. Prior to this time, most segments of the financial markets performed well due to the combination of slow, steady economic growth, progress in the U.S.-China trade dispute, and supportive U.S. Federal Reserve policy. This favorable backdrop changed

DWS RREEF Real Assets Fund	|	5

considerably mid-way through the first calendar quarter of 2020 once it became evident that the coronavirus was spreading worldwide. Officials responded by shutting down large segments of the economy across most countries in the developed world, causing investors to revise their expectations for growth sharply lower. These developments sparked a dramatic sell-off in higher-risk assets and a corresponding “flight to quality” into perceived safe havens. Governments and central banks provided broad monetary and fiscal stimulus in late March in an effort to arrest the decline in financial assets. Nevertheless, all categories in the benchmark finished the 12-month period with a sizable loss with the exception of TIPS.

“We maintained a focus on individual security selection. In our view, companies with balance sheet liquidity, strong management, stable demand, and quality business models are likely to be more insulated from external factors.”

The Dow Jones Brookfield Global Infrastructure Index returned –12.09% and outpaced the Custom Real Assets Index. Infrastructure stocks were hit hard in the first quarter sell-off due to weakness in energy-related and economically sensitive sectors, they nonetheless outperformed over the full year thanks to their relative strength in the previous nine months. During this time, infrastructure stocks benefited from their positive underlying fundamentals and below-average sensitivity to macroeconomic trends.

Global real estate declined 23.97%, as measured by the FTSE EPRA/NAREIT Developed Index. Although usually seen as a defensive investment, REITs experienced a substantial downturn in the sell-off due to worries about weaker property prices and the inability of many tenants to pay their rent.

Commodities and the related equities were particularly poor performers. The Bloomberg Commodity Index fell 22.31%, with the bulk of the downturn coming from the collapse in oil prices in the final two months of the period. The S&P Global Natural Resources Index posted a loss of 30.49%, reflecting both its cyclicality and mounting concerns that many small- to mid-sized companies in the energy sector could go out of business in the coming year.

6	|	DWS RREEF Real Assets Fund

TIPS were the top relative performer, as gauged by the 6.85% gain for the Barclays U.S. Treasury Inflation Notes Total Return Index. The prospect of slower growth and accommodative central bank policies, together with investors’ flight into “safe haven” assets in February and March, fueled relative strength for global government bonds.

Fund Performance

Security selection and asset allocation both contributed to the Fund’s positive relative performance in the 12-month period.

Security selection was strongest in the Europe transportation infrastructure and Canadian midstream energy categories. Conversely, we lost some relative performance from weak selection in the U.S. regulated utility and industrial metal commodity segments. Among individual stocks, overweights in the U.S. cellular-tower operator Crown Castle International Corp. and the U.K. water utility Severn Trent PLC contributed to results. However, overweights in Cheniere Energy, Inc. and the fertilizer producer Mosaic Company* detracted.

From an allocation perspective, the primary contributors included an overweight in the U.S. cell-tower category in the infrastructure portfolio, as well as an underweight in U.S. regional malls in the REIT space. An underweight in agriculture in the commodity futures segment detracted, as did an underweight in U.S. industrials in REITs.

Fund Positioning

We believe the world financial markets are likely to experience continued volatility as investors struggle to evaluate an unprecedented set of circumstances. The impact of the coronavirus remains very uncertain as we try to understand the economic effects of massive central bank stimulus, mounting unemployment, and changing government policies. The deteriorating employment picture and its long-term effect on consumer and corporate demand is one of many critical indicators we are watching.

Waning demand is usually a slow process for mature industries, but demand fell off a cliff in the first quarter, and there is no clarity as to when it will return to normal. We therefore moved the portfolio toward defensive portfolio positioning as we await further data points regarding coronavirus and the world economy. This defensive posture included an

DWS RREEF Real Assets Fund	|	7

above-average weighting in TIPS. While not typically a major focus of the Fund, we will use TIPS in an effort to manage risk in difficult markets. The Fund’s weighting in the category stood at 17% as of March 31, 2020, on the higher end of our 0% to 20% range.

In the infrastructure category, we continued to favor fundamentally sound, well-managed companies with the ability to withstand macroeconomic volatility. We believe stock selection is crucial in this area, and an emphasis on “pure-play” companies remained our preferred route. We maintained a defensive positioning, highlighted by a focus on companies with strong balance sheets. Our confidence in the long-term role of infrastructure in the world economy was unchanged despite the recent macroeconomic disruptions.

We expect that real estate companies with high-quality assets and sustainable business models can provide favorable risk-adjusted returns. We stayed focused on individual stock selection, with an emphasis on companies with stable cash flows and substantial balance sheet liquidity. Given the diverse drivers of regional property markets, we believe the broad sell-off created an increased opportunity for individual security selection.

We think commodity markets will continue to face external challenges as COVID-19 and geopolitical issues create uncertainty regarding supply and demand. We were very selective in the natural resource equities category due to the potential impact low commodity prices could have on energy producers and metals & mining companies. Specifically, we favored companies with balance-sheet strength and visible end-market demand.

More broadly speaking, we maintained a focus on individual security selection. In our view, companies with balance sheet liquidity, strong management, stable demand, and quality business models are likely to be more insulated from external factors.

*	Not held at March 31, 2020.

8	|	DWS RREEF Real Assets Fund

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for DWS.

–	BS in Business Administration, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

Evan Rudy, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2007. Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.

–	Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.

–	BS, Miami University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Blended Index (Real Assets) is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and, 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price. Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London

DWS RREEF Real Assets Fund	|	9

exchanges. S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. The Bloomberg Barclays U.S. Treasury Inflation Notes Index includes all publicly issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contribution and detraction incorporate both a security’s total return and its weighting in the Fund.

10	|	DWS RREEF Real Assets Fund

Performance Summary	March 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
Unadjusted for Sales Charge	–11.51%	0.30%	2.04%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–16.59%	–0.88%	1.44%
MSCI World Index†	–10.39%	3.25%	6.57%
Bloomberg Barclays US Treasury Inflation Notes Index†	6.85%	2.67%	3.48%
Blended Index†	–18.20%	–1.40%	2.72%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
Unadjusted for Sales Charge	–11.51%	0.35%	2.09%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–13.72%	–0.16%	1.83%
MSCI World Index†	–10.39%	3.25%	6.57%
Bloomberg Barclays US Treasury Inflation Notes Index†	6.85%	2.67%	3.48%
Blended Index†	–18.20%	–1.40%	2.72%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
Unadjusted for Sales Charge	–12.05%	–0.44%	1.29%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–12.05%	–0.44%	1.29%
MSCI World Index†	–10.39%	3.25%	6.57%
Bloomberg Barclays US Treasury Inflation Notes Index†	6.85%	2.67%	3.48%
Blended Index†	–18.20%	–1.40%	2.72%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
No Sales Charges	–11.65%	0.07%	1.83%
MSCI World Index†	–10.39%	3.25%	6.57%
Bloomberg Barclays US Treasury Inflation Notes Index†	6.85%	2.67%	3.48%
Blended Index†	–18.20%	–1.40%	2.72%

DWS RREEF Real Assets Fund	|	11

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 3/31/20
No Sales Charges	–11.17%	0.61%	0.44%
MSCI World Index†	–10.39%	3.25%	3.10%
Bloomberg Barclays US Treasury Inflation Notes Index†	6.85%	2.67%	2.55%
Blended Index†	–18.20%	–1.40%	–1.68%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
No Sales Charges	–11.38%	0.44%	2.22%
MSCI World Index†	–10.39%	3.25%	6.57%
Bloomberg Barclays US Treasury Inflation Notes Index†	6.85%	2.67%	3.48%
Blended Index†	–18.20%	–1.40%	2.72%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
No Sales Charges	–11.17%	0.62%	2.36%
MSCI World Index†	–10.39%	3.25%	6.57%
Bloomberg Barclays US Treasury Inflation Notes Index†	6.85%	2.67%	3.48%
Blended Index†	–18.20%	–1.40%	2.72%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2019 are 1.37%, 1.33%, 2.13%, 1.75%, 1.06%, 1.16% and 1.07% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the period prior to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the DWS RREEF Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

12	|	DWS RREEF Real Assets Fund

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS RREEF Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Prior to April 26, 2016, the Fund was known as the Deutsche Alternative Asset Allocation Fund (AAA Fund). On April 26, 2016, the Fund’s investment strategy was changed and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other DWS funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the Fund’s current investment strategy and structure had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on November 28, 2014.

†

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

DWS RREEF Real Assets Fund	|	13

The Bloomberg Barclays U.S. Treasury Inflation Notes Index includes all publicly issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

The Blended Index is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
3/31/20	$8.73	$8.73	$8.67	$8.79	$8.67	$8.66	$8.67
3/31/19	$10.05	$10.05	$9.97	$10.11	$9.97	$9.97	$9.97

Distribution Information as of 3/31/20
Income Dividends, Twelve Months	$.19	$.19	$.11	$.17	$.22	$.21	$.22

14	|	DWS RREEF Real Assets Fund

Consolidated Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	3/31/20	3/31/19
Common Stocks and Exchange-Traded Fund
Infrastructure	40%	38%
Real Estate	23%	28%
Natural Resource Equities	8%	11%
Treasury Inflation Protected Securities	17%	12%
Commodity Futures	11%	9%
Cash Equivalents, U.S. Treasury Notes, Short-Term U.S. Treasury Obligations and Other Assets and Liabilities, net*	1%	2%
	100%	100%

*	Net of notional exposure to futures contracts

Geographical Diversification (As a % of Common Stocks and Government & Agency Obligations)	3/31/20	3/31/19
United States	65%	62%
Canada	7%	9%
United Kingdom	5%	7%
Japan	4%	4%
Hong Kong	3%	4%
Spain	2%	2%
Australia	2%	2%
Singapore	2%	1%
France	2%	2%
Netherlands	1%	2%
Other	7%	5%
	100%	100%

Sector Diversification (As a % of Common Stocks)	3/31/20	3/31/19
Real Estate	45%	44%
Utilities	23%	19%
Energy	12%	18%
Industrials	10%	9%
Materials	7%	7%
Communication Services	2%	1%
Consumer Staples	1%	1%
Information Technology	—	1%
	100%	100%

DWS RREEF Real Assets Fund	|	15

Ten Largest Equity Holdings at March 31, 2020 (23.6% of Net Assets)		Country	Percent
1	Crown Castle International Corp.	United States	4.5%
	Provider of wireless infrastructure
2	American Tower Corp.	United States	4.4%
	Operator and developer of wireless communications and broadcast towers
3	TC Energy Corp.	Canada	2.9%
	Provider of natural gas transmission and power services
4	Sempra Energy	United States	2.1%
	Provider of electric and natural gas products and services
5	Severn Trent PLC	United Kingdom	1.8%
	Supplies water, waste, and utility services throughout the United Kingdom, Europe, and the United States
6	Cheniere Energy, Inc.	United States	1.7%
	Develops liquefied natural gas terminals
7	Digital Realty Trust, Inc.	United States	1.7%
	Owns, acquires, repositions, and manages technology-related real estate
8	National Grid PLC	United Kingdom	1.6%
	Provider of electricity and natural gas transmission services
9	NiSource, Inc.	United States	1.6%
	Provider of gas utilities
10	Link REIT	Hong Kong	1.3%
	Owns and manages various shopping centers and parking spaces in car park facilities in Hong Kong Island, Kowloon & the New Territories

Consolidated portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s consolidated investment portfolio, see page 17. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 65 for contact information.

16	|	DWS RREEF Real Assets Fund

Consolidated Investment
Portfolio	as of March 31, 2020

	Shares	Value ($)
Common Stocks 70.6%
Communication Services 1.2%

Diversified Telecommunication Services

Cellnex Telecom SA 144A	110,950	5,054,418

China Tower Corp., Ltd. “H”, 144A	9,546,000	2,141,438

		7,195,856

Consumer Staples 1.0%

Food Products

Archer-Daniels-Midland Co.	68,015	2,392,768

Bunge Ltd.	59,647	2,447,316

Ingredion, Inc.	11,670	881,085

		5,721,169

Energy 8.5%

Oil, Gas & Consumable Fuels

Cheniere Energy, Inc.*	296,409	9,929,702

ConocoPhillips	31,660	975,128

Enbridge, Inc.	88,600	2,579,996

Exxon Mobil Corp.	14,222	540,009

Keyera Corp. (a)	36,653	340,667

Kinder Morgan, Inc.	41,634	579,545

Koninklijke Vopak NV	93,450	4,812,566

LUKOIL PJSC (ADR)	16,410	970,816

Marathon Petroleum Corp.	25,163	594,350

Suncor Energy, Inc.	68,630	1,095,310

Targa Resources Corp.	109,998	760,086

TC Energy Corp.	382,262	16,990,328

Total SA	90,138	3,449,928

Williams Companies, Inc.	396,793	5,614,621

		49,233,052

Industrials 6.7%

Commercial Services & Supplies 2.1%

Republic Services, Inc.	73,766	5,536,876

Waste Connections, Inc.	81,434	6,311,135

		11,848,011

Construction & Engineering 1.2%
Ferrovial SA	297,896	7,146,357

Road & Rail 0.9%

CSX Corp.	40,170	2,301,741

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	17

	Shares	Value ($)

Union Pacific Corp.	22,158	3,125,164

		5,426,905

Transportation Infrastructure 2.5%

Aena SME SA 144A	11,374	1,243,390

Auckland International Airport Ltd.	465,052	1,368,832

Getlink SE	204,026	2,465,416

Grupo Aeroportuario del Pacifico SAB de CV (ADR)	20,790	1,121,413

Japan Airport Terminal Co., Ltd.	92,804	3,582,590

Sydney Airport (Units)	272,620	935,971

Transurban Group (Units)	498,755	3,676,377

		14,393,989

Materials 5.0%

Chemicals 2.4%

CF Industries Holdings, Inc.	74,919	2,037,797

Corteva, Inc.*	156,448	3,676,528

FMC Corp.	14,200	1,159,998

Nutrien Ltd.	111,799	3,821,964

OCI NV*	111,189	1,318,487

Yara International ASA	63,360	1,996,057

		14,010,831

Containers & Packaging 0.3%
Ball Corp.	28,200	1,823,412

Metals & Mining 1.4%

Anglo American PLC	107,820	1,890,103

ArcelorMittal SA	81,000	770,930

BHP Group Ltd.	208,870	3,703,343

Fortescue Metals Group Ltd.	132,100	811,270

Franco-Nevada Corp.	4,997	499,274

Kirkland Lake Gold Ltd.	26,930	793,184

		8,468,104

Paper & Forest Products 0.9%

Mondi PLC	69,739	1,177,430

Svenska Cellulosa AB SCA “B”	234,380	2,343,737

UPM-Kymmene Oyj (a)	54,970	1,506,618

		5,027,785

Real Estate 32.1%

Equity Real Estate Investment Trusts (REITs) 26.8%

Activia Properties, Inc.	539	1,745,852

Agree Realty Corp.	61,008	3,776,395

Alexandria Real Estate Equities, Inc.	24,400	3,344,264

American Tower Corp.	117,458	25,576,480

Canadian Apartment Properties REIT	72,913	2,206,612

Crown Castle International Corp.	180,747	26,099,867

The accompanying notes are an integral part of the consolidated financial statements.

18	|	DWS RREEF Real Assets Fund

	Shares	Value ($)

Digital Realty Trust, Inc.	71,121	9,879,418

Equinix, Inc.	7,616	4,756,725

Equity LifeStyle Properties, Inc.	68,600	3,943,128

Equity Residential	37,461	2,311,718

Essential Properties Realty Trust, Inc.	153,268	2,001,680

Extra Space Storage, Inc.	37,357	3,577,306

Frasers Centrepoint Trust	99,600	156,169

Gaming and Leisure Properties, Inc.	62,900	1,742,959

Gecina SA	17,213	2,285,487

Granite Real Estate Investment Trust	93,269	3,852,574

Healthpeak Properties, Inc.	101,442	2,419,392

Hulic Reit, Inc.	1,069	1,242,293

InterRent Real Estate Investment Trust	178,439	1,687,645

Invitation Homes, Inc.	75,010	1,602,964

Kimco Realty Corp.	175,960	1,701,533

Life Storage, Inc.	38,520	3,642,066

Link REIT	911,268	7,684,273

Mapletree Industrial Trust	613,600	1,036,952

Mapletree Logistics Trust	4,336,950	4,774,383

Medical Properties Trust, Inc.	200,638	3,469,031

Mid-America Apartment Communities, Inc.	31,777	3,273,984

Mirvac Group	1,673,705	2,136,210

Mori Trust Hotel Reit, Inc.	697	530,554

Mori Trust Sogo Reit, Inc.	788	955,495

Omega Healthcare Investors, Inc.	64,100	1,701,214

Prologis, Inc.	38,690	3,109,515

Realty Income Corp.	52,252	2,605,285

Rexford Industrial Realty, Inc.	68,161	2,795,283

Ryman Hospitality Properties, Inc.	26,447	948,125

Segro PLC	284,760	2,695,567

UNITE Group PLC	352,451	3,503,128

Welltower, Inc.	77,490	3,547,492

Weyerhaeuser Co.	50,280	852,246

XYMAX REIT Investment Corp.	577	452,493

		155,623,757

Real Estate Management & Development 5.3%

Aroundtown SA	302,760	1,516,068

CapitaLand Ltd.	1,930,900	3,861,661

Castellum AB	56,113	948,583

City Developments Ltd.	262,700	1,333,352

Daibiru Corp.	193,400	1,595,842

Fabege AB	114,850	1,469,612

New World Development Co., Ltd.	1,953,000	2,091,188

PSP Swiss Property AG (Registered)	45,885	5,733,706

Sino Land Co., Ltd.	1,462,600	1,845,462

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	19

	Shares	Value ($)

Sumitomo Realty & Development Co., Ltd.	105,600	2,579,959

Swire Properties Ltd.	1,300,800	3,640,521

Swiss Prime Site AG (Registered)	2,090	205,287

Vonovia SE	76,649	3,785,400

		30,606,641

Utilities 16.1%

Electric Utilities 4.7%

Edison International	107,588	5,894,747

Eversource Energy	62,821	4,913,231

FirstEnergy Corp.	159,706	6,399,420

Orsted AS 144A	51,323	5,011,561

Terna Rete Elettrica Nazionale SpA	827,000	5,251,289

		27,470,248

Gas Utilities 3.3%

Atmos Energy Corp.	48,767	4,839,149

ENN Energy Holdings Ltd.	569,062	5,488,254

Hong Kong & China Gas Co., Ltd.	636,566	1,044,559

Tokyo Gas Co., Ltd.	320,908	7,620,135

		18,992,097

Multi-Utilities 5.6%

Consolidated Edison, Inc.	25,167	1,963,026

National Grid PLC	782,076	9,148,489

NiSource, Inc.	364,559	9,103,038

Sempra Energy	109,573	12,380,653

		32,595,206

Water Utilities 2.5%

American Water Works Co., Inc.	34,231	4,092,658

Severn Trent PLC	364,070	10,295,914

		14,388,572
Total Common Stocks (Cost $438,785,644)		409,971,992

	Principal Amount ($)	Value ($)
Government & Agency Obligations 27.0%
U.S. Treasury Obligations

U.S. Treasury Inflation-Indexed Bonds:

1.375%, 2/15/2044	2,220,030	2,845,588

2.125%, 2/15/2040	4,289,879	5,992,966

2.375%, 1/15/2027	8,943,373	10,363,073

U.S. Treasury Inflation-Indexed Notes:

0.125%, 4/15/2022	6,395,326	6,307,549

0.125%, 1/15/2023	3,694,836	3,650,296

The accompanying notes are an integral part of the consolidated financial statements.

20	|	DWS RREEF Real Assets Fund

	Principal Amount ($)	Value ($)

0.125%, 7/15/2024	9,313,262	9,333,124

0.25%, 1/15/2025	8,783,491	8,862,350

0.375%, 1/15/2027	9,471,261	9,691,818

0.375%, 7/15/2027	12,140,516	12,483,913

0.5%, 1/15/2028	12,043,118	12,542,612

0.625%, 1/15/2026	10,390,956	10,732,592

0.875%, 1/15/2029	5,710,659	6,203,110

U.S. Treasury Notes:

1.5%, 5/15/2020	10,000,000	10,017,036

1.625%, 6/30/2020	15,000,000	15,056,904

2.25%, 2/15/2021	4,500,000	4,585,430

2.625%, 8/15/2020	12,000,000	12,118,125
2.625%, 11/15/2020	15,750,000	15,999,785
Total Government & Agency Obligations (Cost $153,770,432)		156,786,271

	Shares	Value ($)
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.33% (b) (c) (Cost $1,509,854)	1,509,854	1,509,854

Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.32% (b) (Cost $5,809,658)	5,809,658	5,809,658

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $599,875,588)	98.9	574,077,775
Other Assets and Liabilities, Net	1.1	6,356,028

Net Assets	100.0	580,433,803

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	21

A summary of the Fund’s transactions with affiliated investments during the year ended March 31, 2020 are as follows:

Value ($) at 3/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 3/31/2020	Value ($) at 3/31/2020
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.33% (b) (c)
16,289,940	—	14,780,086 (d)	—	—	34,061	—	1,509,854	1,509,854
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.32% (b)
6,362,443	397,019,692	397,572,477	—	—	264,307	—	5,809,658	5,809,658
22,652,383	397,019,692	412,352,563	—	—	298,368	—	7,319,512	7,319,512

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at March 31, 2020 amounted to $1,543,551, which is 0.3% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended March 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

LME: London Metal Exchange

PJSC: Public Joint Stock Company

RBOB: Reformulated Blendstock for Oxygenate Blending

ULSD: Ultra-Low Sulfur Diesel

WTI: West Texas Intermediate

At March 31, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Brent Crude Oil Futures	USD	5/29/2020	37	1,233,486	1,097,420	(136,066)
Cocoa Futures	USD	9/15/2020	40	1,118,091	906,800	(211,291)
Coffee “C”	USD	9/18/2020	13	578,662	590,119	11,457
Copper Futures	USD	5/27/2020	99	6,863,522	5,514,300	(1,349,222)
Corn Futures	USD	7/14/2020	291	5,809,706	5,034,300	(775,406)

The accompanying notes are an integral part of the consolidated financial statements.

22	|	DWS RREEF Real Assets Fund

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Cotton No. 2 Futures	USD	5/6/2020	32	1,137,229	818,080	(319,149)
Gasoline RBOB Futures	USD	4/30/2020	16	1,118,399	398,294	(720,105)
Gold 100 oz. Futures	USD	6/26/2020	89	14,621,183	14,209,740	(411,443)
Live Cattle Futures	USD	6/30/2020	157	5,864,786	5,782,310	(82,476)
Lean Hogs Futures	USD	7/15/2020	118	3,872,783	3,055,020	(817,763)
LME Nickel Futures	USD	5/18/2020	46	3,560,308	3,164,202	(396,106)
LME Primary Aluminium Futures	USD	5/18/2020	111	4,743,281	4,202,044	(541,237)
LME Zinc Futures	USD	5/18/2020	43	2,211,051	2,045,188	(165,863)
Natural Gas Futures	USD	4/28/2020	203	3,779,578	3,329,200	(450,378)
NY Harbor ULSD Futures	USD	4/30/2020	19	1,349,126	799,197	(549,929)
Palladium Futures	USD	6/26/2020	4	916,669	921,920	5,251
Silver Futures	USD	5/27/2020	20	1,769,070	1,415,600	(353,470)
Soybean Futures	USD	11/13/2020	115	5,038,660	5,045,625	6,965
Soybean Meal Futures	USD	8/14/2020	27	847,148	847,800	652
Sugar Futures	USD	4/30/2020	112	1,812,328	1,307,085	(505,243)
WTI Crude Futures	USD	4/21/2020	52	2,908,247	1,064,960	(1,843,287)
Total					61,549,204	(9,604,109)

Currency Abbreviation
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	23

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)
Communication Services	$—	$7,195,856	$—	$7,195,856
Consumer Staples	5,721,169	—	—	5,721,169
Energy	40,970,558	8,262,494	—	49,233,052
Industrials	18,396,329	20,418,933	—	38,815,262
Materials	13,812,157	15,517,975	—	29,330,132
Real Estate	126,424,901	59,805,497	—	186,230,398
Utilities	49,585,922	43,860,201	—	93,446,123
Fixed Income Investments	—	156,786,271	—	156,786,271
Short-Term Investments (e)	7,319,512	—	—	7,319,512
Derivatives (f)
Futures Contracts	24,325	—	—	24,325
Total	$262,254,873	$311,847,227	$—	$574,102,100

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Futures Contracts	$(9,628,434)	$—	$—	$(9,628,434)
Total	$(9,628,434)	$—	$—	$(9,628,434)

(e)	See Consolidated Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the consolidated financial statements.

24	|	DWS RREEF Real Assets Fund

Consolidated Statement of Assets and Liabilities

as of March 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $592,556,076) — including $1,543,551 of securities loaned	$566,758,263
Investment in DWS Government & Agency Securities Portfolio (cost $1,509,854)*	1,509,854
Investment in DWS Central Cash Management Government Fund (cost $5,809,658)	5,809,658
Cash	132,450
Foreign currency, at value (cost $3,046,456)	3,020,539
Deposit with broker for futures contracts	4,923,437
Receivable for investments sold	5,111,201
Receivable for Fund shares sold	2,634,902
Dividends receivable	1,175,571
Interest receivable	463,932
Receivable for variation margin on futures contracts	2,867
Foreign taxes recoverable	48,599
Other assets	47,361
Total assets	591,638,634

Liabilities
Payable upon return of securities loaned	1,509,854
Payable for investments purchased	7,513,695
Payable for Fund shares redeemed	1,471,290
Accrued management fee	299,492
Accrued Trustees’ fees	2,253
Other accrued expenses and payables	408,247
Total liabilities	11,204,831
Net assets, at value	$580,433,803

Net Assets Consist of
Distributable earnings (loss)	$(289,595,034)
Paid-in capital	870,028,837
Net assets, at value	$580,433,803

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	25

Consolidated Statement of Assets and Liabilities as of March 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($70,263,174 ÷ 8,045,408 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$8.73

Maximum offering price per share (100 ÷ 94.25 of $8.73)	$9.26
Class T

Net Asset Value and redemption price per share ($9,982 ÷ 1,143 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$8.73

Maximum offering price per share (100 ÷ 97.50 of $8.73)	$8.95
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,677,148 ÷ 1,809,078 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$8.67
Class R

Net Asset Value, offering and redemption price per share ($2,412,959 ÷ 274,620 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$8.79
Class R6

Net Asset Value, offering and redemption price per share ($3,784,695 ÷ 436,692 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$8.67
Class S

Net Asset Value, offering and redemption price per share ($148,610,064 ÷ 17,158,404 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$8.66
Institutional Class

Net Asset Value, offering and redemption price per share ($339,675,781 ÷ 39,193,858 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$8.67

The accompanying notes are an integral part of the consolidated financial statements.

26	|	DWS RREEF Real Assets Fund

Consolidated Statement of Operations

for the year ended March 31, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $626,656)	$12,536,278
Interest (net of foreign taxes withheld of $16,796)	3,492,516
Income distributions — DWS Central Cash Management Government Fund	264,307
Securities lending income, net of borrower rebates	34,061
Total income	16,327,162
Expenses:

Management fee	4,811,461
Administration fee	601,801
Services to shareholders	882,287
Distribution and service fees	441,522
Custodian fee	73,889
Professional fees	87,850
Reports to shareholders	98,195
Registration fees	118,516
Trustees’ fees and expenses	25,659
Other	51,395
Total expenses before expense reductions	7,192,575
Expense reductions	(723,015)
Total expenses after expense reductions	6,469,560
Net investment income	9,857,602

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(2,184,818)
Capital gain dividends received	211,094
Futures	(8,355,892)
Foreign currency	(99,014)
(10,428,630)
Change in net unrealized appreciation (depreciation) on:
Investments	(76,888,078)
Futures	(10,104,790)
Foreign currency	(1,984)
(86,994,852)
Net gain (loss)	(97,423,482)
Net increase (decrease) in net assets resulting from operations	$(87,565,880)

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	27

Consolidated Statements of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$9,857,602	$7,452,169
Net realized gain (loss)	(10,428,630)	(2,805,921)
Change in net unrealized appreciation (depreciation)	(86,994,852)	38,630,328
Net increase (decrease) in net assets resulting from operations	(87,565,880)	43,276,576
Distributions to shareholders:

Class A	(1,433,738)	(1,434,690)
Class T	(216)	(159)
Class C	(299,549)	(329,234)
Class R	(51,912)	(44,239)
Class R6	(37,900)	(7,314)
Class S	(4,496,598)	(3,927,593)
Institutional Class	(5,441,035)	(2,169,133)
Total distributions	(11,760,948)	(7,912,362)
Fund share transactions:

Proceeds from shares sold	450,974,048	284,336,193
Reinvestment of distributions	10,819,991	7,293,048
Payments for shares redeemed	(312,058,927)	(253,595,452)
Net increase (decrease) in net assets from Fund share transactions	149,735,112	38,033,789
Increase (decrease) in net assets	50,408,284	73,398,003
Net assets at beginning of period	530,025,519	456,627,516

Net assets at end of period	$580,433,803	$530,025,519

The accompanying notes are an integral part of the consolidated financial statements.

28	|	DWS RREEF Real Assets Fund

Consolidated Financial Highlights

	Years Ended March 31,
Class A	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$10.05	$9.32	$8.88	$8.56		$9.36
Income (loss) from investment operations:

Net investment income[a]	.15	.14	.12	.10		.14
Net realized and unrealized gain (loss)	(1.28)	.73	.47	.34		(.76)
Total from investment operations	(1.13)	.87	.59	.44		(.62)
Less distributions from:

Net investment income	(.19)	(.14)	(.15)	(.12)		(.18)
Net asset value, end of period	$8.73	$10.05	$9.32	$8.88		$8.56
Total Return (%)[b,c]	(11.51)	9.49	6.63	5.22	[d]	(6.63)[d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	72	94	63		79
Ratio of expenses before expense reductions (%)	1.36	1.37	1.40	1.41	[e]	.78 [e]
Ratio of expenses after expense reductions (%)	1.22	1.22	1.22	1.17	[e]	.57 [e]
Ratio of net investment income (%)	1.48	1.42	1.32	1.17		1.61
Portfolio turnover rate (%)	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	29

	Years Ended March 31,		Period Ended
Class T	2020	2019	3/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$10.05	$9.31	$9.19
Income (loss) from investment operations:

Net investment income[b]	.15	.13	.09
Net realized and unrealized gain (loss)	(1.28)	.75	.17
Total from investment operations	(1.13)	.88	.26
Less distributions from:

Net investment income	(.19)	(.14)	(.14)
Net asset value, end of period	$8.73	$10.05	$9.31
Total Return (%)[c,d]	(11.51)	9.61	2.91	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	11	10
Ratio of expenses before expense reductions (%)	1.32	1.33	1.43	*
Ratio of expenses after expense reductions (%)	1.22	1.22	1.22	*
Ratio of net investment income (%)	1.51	1.39	1.21	*
Portfolio turnover rate (%)	88	72	143	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to March 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended March 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the consolidated financial statements.

30	|	DWS RREEF Real Assets Fund

	Years Ended March 31,
Class C	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$9.97	$9.25	$8.82	$8.53		$9.33
Income (loss) from investment operations:

Net investment income (loss)[a]	.08	.07	.05	.04		.07
Net realized and unrealized loss	(1.27)	.72	.46	.34		(.76)
Total from investment operations	(1.19)	.79	.51	.38		(.69)
Less distributions from:

Net investment income	(.11)	(.07)	(.08)	(.09)		(.11)
Net asset value, end of period	$8.67	$9.97	$9.25	$8.82		$8.53
Total Return (%)[b,c]	(12.05)	8.62	5.80	4.47	[d]	(7.37)[d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	29	47	40		61
Ratio of expenses before expense reductions (%)	2.10	2.13	2.16	2.16	[e]	1.51 [e]
Ratio of expenses after expense reductions (%)	1.97	1.97	1.97	1.92	[e]	1.32 [e]
Ratio of net investment income (%)	.79	.69	.57	.44		.83
Portfolio turnover rate (%)	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	31

	Years Ended March 31,
Class R	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$10.11	$9.38	$8.94	$8.62		$9.42
Income (loss) from investment operations:

Net investment income (loss)[a]	.13	.11	.10	.08		.13
Net realized and unrealized loss	(1.28)	.74	.46	.35		(.77)
Total from investment operations	(1.15)	.85	.56	.43		(.64)
Less distributions from:

Net investment income	(.17)	(.12)	(.12)	(.11)		(.16)
Net asset value, end of period	$8.79	$10.11	$9.38	$8.94		$8.62
Total Return (%)[b]	(11.65)	9.16	6.33	4.95	[c]	(6.77)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	4	2		3
Ratio of expenses before expense reductions (%)	1.75	1.75	1.82	1.78	[d]	1.16 [d]
Ratio of expenses after expense reductions (%)	1.47	1.47	1.47	1.42	[d]	.77 [d]
Ratio of net investment income (%)	1.26	1.18	1.07	.96		1.47
Portfolio turnover rate (%)	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the consolidated financial statements.

32	|	DWS RREEF Real Assets Fund

	Years Ended March, 31,
Class R6	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$9.97	$9.25	$8.82	$8.50		$9.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.17	.16	.14	.12		.25
Net realized and unrealized loss	(1.25)	.73	.46	.35		(.83)
Total from investment operations	(1.08)	.89	.60	.47		(.58)
Less distributions from:

Net investment income	(.22)	(.17)	(.17)	(.15)		(.21)
Net asset value, end of period	$8.67	$9.97	$9.25	$8.82		$8.50
Total Return (%)[b]	(11.17)	9.74	6.85	5.59	[c]	(6.25)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1	.31	.02		1
Ratio of expenses before expense reductions (%)	1.00	1.06	1.13	1.02	[d]	.40 [d]
Ratio of expenses after expense reductions (%)	.95	.95	.95	.86	[d]	.22 [d]
Ratio of net investment income (loss) (%)	1.66	1.70	1.51	1.41		2.97
Portfolio turnover rate (%)	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	33

	Years Ended March 31,
Class S	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$9.97	$9.24	$8.81	$8.50		$9.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.17	.15	.14	.12		.15
Net realized and unrealized loss	(1.27)	.74	.45	.33		(.75)
Total from investment operations	(1.10)	.89	.59	.45		(.60)
Less distributions from:

Net investment income	(.21)	(.16)	(.16)	(.14)		(.19)
Net asset value, end of period	$8.66	$9.97	$9.24	$8.81		$8.50
Total Return (%)[b]	(11.38)	9.72	6.72	5.30	[c]	(6.44)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149	255	217	56		55
Ratio of expenses before expense reductions (%)	1.17	1.16	1.24	1.19	[d]	.60 [d]
Ratio of expenses after expense reductions (%)	1.07	1.07	1.07	1.02	[d]	.42 [d]
Ratio of net investment income (loss) (%)	1.68	1.57	1.49	1.34		1.70
Portfolio turnover rate (%)	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the consolidated financial statements.

34	|	DWS RREEF Real Assets Fund

	Years Ended March 31,
Institutional Class	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$9.97	$9.25	$8.82	$8.50		$9.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.17	.16	.15	.12		.16
Net realized and unrealized loss	(1.25)	.73	.45	.35		(.74)
Total from investment operations	(1.08)	.89	.60	.47		(.58)
Less distributions from:

Net investment income	(.22)	(.17)	(.17)	(.15)		(.21)
Net asset value, end of period	$8.67	$9.97	$9.25	$8.82		$8.50
Total Return (%)[b]	(11.17)	9.74	6.84	5.61	[c]	(6.25)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	340	170	95	45		31
Ratio of expenses before expense reductions (%)	1.07	1.07	1.12	1.07	[d]	.48 [d]
Ratio of expenses after expense reductions (%)	.95	.95	.95	.90	[d]	.21 [d]
Ratio of net investment income (loss) (%)	1.72	1.68	1.58	1.44		1.83
Portfolio turnover rate (%)	88	72	143	222		51

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not been consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	35

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Real Assets Fund (the “Fund”) is a diversified series of Deutsche DWS Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically converted to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

36	|	DWS RREEF Real Assets Fund

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Real Assets Fund, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor”) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, including, but not limited to futures contracts, options and total return swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2020, the Fund’s investment in the Subsidiary was $64,607,907, representing 10.9% of the Fund’s total assets.

The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange

(U.S. or foreign) or over-the-counter market on which they trade. Equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for

DWS RREEF Real Assets Fund	|	37

events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its

38	|	DWS RREEF Real Assets Fund

securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended March 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of March 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of March 31, 2020, the Fund had securities on loan, which were classified as common stocks in the Consolidated Investment Portfolio. Due to the increased market values of securities on loan on March 31, 2020, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

DWS RREEF Real Assets Fund	|	39

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain commodity-linked derivatives does not constitute “qualifying income” to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At March 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $250,547,000, including short-term losses of $(66,457,000) and long-term losses of $(184,090,000). Such losses include $2,090,000 inherited from its merger with Deutsche Select Alternative Allocation Fund and $194,700,000 inherited from its merger with Deutsche Gold & Precious Metals Fund, which may be applied against any realized net taxable capital gains indefinitely subject to certain limitations under Section 381–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders

40	|	DWS RREEF Real Assets Fund

annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in the Subsidiary, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$4,449,208
Capital loss carryforwards	$(250,547,000)
Net unrealized appreciation (depreciation) on investments	$(62,202,738)

At March 31, 2020, the aggregate cost of investments for federal income tax purposes was $631,921,949. The net unrealized depreciation for all investments based on tax cost was $62,202,738. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $153,990,425 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $216,193,163.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2020	2019
Distributions from ordinary income*	$11,760,948	$7,912,362

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

DWS RREEF Real Assets Fund	|	41

unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2020, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures

42	|	DWS RREEF Real Assets Fund

contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2020 is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended March 31, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $53,834,000 to $85,631,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $4,742,000.

The following tables summarize the value of the Fund’s derivative instruments held as of March 31, 2020 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Commodity Contracts (a)	$24,325

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a)

Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Commodity Contracts (b)	$(9,628,434)

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(b)

Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Realized Gain (Loss)	Futures Contracts
Commodity Contracts (c)	$(8,355,892)

The above derivative is located in the following Consolidated Statement of Operations account:

(c)	Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (d)	$(10,104,790)

The above derivative is located in the following Consolidated Statement of Operations account:

(d)	Change in net unrealized appreciation (depreciation) on futures

DWS RREEF Real Assets Fund	|	43

C. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$482,831,707	$397,945,493
U.S. Treasury Obligations	$73,419,287	$71,323,766

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s sub-advisor.

RREEF America L.L.C (“RREEF”), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.800%
Next $1.5 billion of such net assets	.785%
Over $2 billion of such net assets	.775%

Accordingly, for the year ended March 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.80% of the Fund’s average daily net assets.

For the period from April 1, 2019 through November 19, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as

44	|	DWS RREEF Real Assets Fund

extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.22%
Class T	1.22%
Class C	1.97%
Class R	1.47%
Class R6	.95%
Class S	1.07%
Institutional Class	.95%

For the year ended March 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$112,988
Class T	11
Class C	30,592
Class R	8,881
Class R6	985
Class S	228,384
Institutional Class	341,174
$723,015

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2020, the Administration Fee was $601,801, of which $50,747 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

DWS RREEF Real Assets Fund	|	45

fee it receives from the Fund. For the year ended March 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2020
Class A	$22,665	$3,732
Class T	21	3
Class C	2,680	400
Class R	589	88
Class R6	294	53
Class S	67,051	10,837
Institutional Class	7,663	1,738
	$100,963	$16,851

In addition, for the year ended March 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$89,400
Class C	26,411
Class R	7,918
Class S	353,013
Institutional Class	250,506
$727,248

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended March 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2020
Class C	$176,355	$10,508
Class R	7,952	561
	$184,307	$11,069

46	|	DWS RREEF Real Assets Fund

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2020	Annual Rate
Class A	$191,988	$32,298	.24%
Class T	18	9	.15%
Class C	57,266	8,153	.24%
Class R	7,943	1,216	.25%
	$257,215	$41,676

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2020 aggregated $8,887.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2020, the CDSC for the Fund’s Class C shares aggregated $9,412. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain per-press and regulatory filing services to the Fund. For the year ended March 31, 2020, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders” aggregated $16,819, of which $8,200 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government

DWS RREEF Real Assets Fund	|	47

Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended March 31, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,611.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2020.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	2,828,843	$29,093,518	4,531,731	$42,870,631
Class T	—	—	3,128	30,000
Class C	314,680	3,136,758	263,897	2,518,322
Class R	37,722	393,628	31,906	306,990
Class R6	421,429	4,275,815	34,987	327,668
Class S	9,612,473	98,060,229	13,161,782	124,568,798
Institutional Class	30,999,924	316,014,100	12,052,513	113,713,784
		$450,974,048		$284,336,193

48	|	DWS RREEF Real Assets Fund

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	134,698	$1,386,524	148,770	$1,395,757
Class T	21	216	17	159
Class C	28,210	286,047	33,409	317,851
Class R	5,024	51,912	4,662	44,239
Class R6	3,683	37,900	796	7,314
Class S	387,663	3,951,116	364,277	3,377,425
Institutional Class	498,206	5,106,276	232,654	2,150,303
		$10,819,991		$7,293,048

Shares redeemed
Class A	(2,121,550)	$(20,978,386)	(7,580,331)	$(71,427,517)
Class T	—	—	(3,128)	(30,273)
Class C	(1,401,853)	(14,173,538)	(2,490,253)	(23,639,325)
Class R	(88,201)	(883,665)	(102,300)	(975,136)
Class R6	(45,802)	(467,749)	(12,021)	(113,364)
Class S	(18,447,374)	(185,060,035)	(11,361,819)	(106,431,920)
Institutional Class	(9,352,224)	(90,495,554)	(5,521,030)	(50,977,917)
		$(312,058,927)		$(253,595,452)

Net increase (decrease)
Class A	841,991	$9,501,656	(2,899,830)	$(27,161,129)
Class T	21	216	17	(114)
Class C	(1,058,963)	(10,750,733)	(2,192,947)	(20,803,152)
Class R	(45,455)	(438,125)	(65,732)	(623,907)
Class R6	379,310	3,845,966	23,762	221,618
Class S	(8,447,238)	(83,048,690)	2,164,240	21,514,303
Institutional Class	22,145,906	230,624,822	6,764,137	64,886,170
		$149,735,112		$38,033,789

G. Other

A novel strain of coronavirus (COVID-19) was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

DWS RREEF Real Assets Fund	|	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Market Trust and Shareholders of DWS RREEF Real Assets Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of DWS RREEF Real Assets Fund (the “Fund”) (one of the funds constituting Deutsche DWS Market Trust) (the “Trust”), including the consolidated investment portfolio, as of March 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period ended March 31, 2020, the financial highlights for the year ended March 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Deutsche DWS Market Trust) at March 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period ended March 31, 2020, and its financial highlights for the year ended March 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

50	|	DWS RREEF Real Assets Fund

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

May 21, 2020

DWS RREEF Real Assets Fund	|	51

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2019 to March 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	|	DWS RREEF Real Assets Fund

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/20	$853.00	$853.00	$850.00	$852.30	$854.70	$853.80	$854.70
Expenses Paid per $1,000*	$5.65	$5.65	$9.11	$6.81	$4.40	$4.96	$4.40

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/20	$1,018.90	$1,018.90	$1,015.15	$1,017.65	$1,020.25	$1,019.65	$1,020.25
Expenses Paid per $1,000*	$6.16	$6.16	$9.92	$7.41	$4.80	$5.40	$4.80

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS RREEF Real Assets Fund	1.22%	1.22%	1.97%	1.47%	.95%	1.07%	.95%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS RREEF Real Assets Fund	|	53

Tax Information	(Unaudited)

For corporate shareholders, 24% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended March 31, 2020, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $15,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

54	|	DWS RREEF Real Assets Fund

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

DWS RREEF Real Assets Fund	|	55

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS RREEF Real Assets Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2019.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a

56	|	DWS RREEF Real Assets Fund

capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 4th quartile,

DWS RREEF Real Assets Fund	|	57

respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board considered that DIMA implemented new management fee breakpoints effective November 20, 2017, to accommodate the mergers of Deutsche Select Alternative Allocation Fund and Deutsche Gold & Precious Metals Fund into the Fund. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.

58	|	DWS RREEF Real Assets Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

DWS RREEF Real Assets Fund	|	59

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

60	|	DWS RREEF Real Assets Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	74	—

DWS RREEF Real Assets Fund	|	61

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	74	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	74	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	74	Director, Aberdeen Japan Fund (since 2007)

62	|	DWS RREEF Real Assets Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	74	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	74	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	74	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Secretary, DBX ETF Trust (2020–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017) and Assistant Secretary, DBX ETF Trust (2019–2020)

DWS RREEF Real Assets Fund	|	63

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] DWS; AML Officer, DWS Trust Company; and AML Officer, DBX ETF Trust (2014–present)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

64	|	DWS RREEF Real Assets Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS RREEF Real Assets Fund	|	65

Investment Management

DWS Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAWX	AAAPX	AAASX	AAAZX
CUSIP Number	25159K 879	25159K 671	25159K 887	25159K 804	25159K 705
Fund Number	487	1787	787	2087	1487

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	AAAQX	AAAVX
CUSIP Number	25159K 200	25159K 713
Fund Number	1587	1687

66	|	DWS RREEF Real Assets Fund

Notes

Notes

Notes

Notes

Notes

DRAF-2

(R-027136-10 5/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF Real assets Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$48,933	$0	$11,267	$0
2019	$59,828	$0	$9,555	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$1,135,818	$0
2019	$0	$441,956	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$11,267	$1,135,818	$0	$1,147,085
2019	$9,555	$441,956	$513,130	$964,641

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Assets Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	5/29/2020